Subsequent events	12 Months Ended
Dec. 31, 2014
Subsequent events [Abstract]
Subsequent events
28.

Subsequent events

(a) In December 2014, the Company entered into an agreement to acquire 70% of equity interests of a private company, which is principally engaged in e-commerce business. The total amount YY shall pay includes a fixed cash payment of approximately RMB39.2 million in total, plus additional variable cash payment that is contingent upon the achievement of specified performance metrics for years 2015 through 2017.The base contingent payment to be made is RMB219 million when the private company achieves 100% of the performance metrics. Pursuant to the agreement, the actual contingent payment would be adjusted based on the degree of how the actual net profit is higher or lower than the base performance milestone from 2015 through 2017. The acquisition was completed in March 2015.

(b) The Company has commenced the open market ADS repurchases pursuant to its announced share repurchase programs. Up to the date of this report, the Company's board of directors has approved share repurchase programs under which the Company may repurchase up to US$200 million worth of its outstanding ADSs.

Up to the date of this report, the Company has repurchased approximately its outstanding ADSs amounting to US$169.5 million.